July 17, 2009

DREYFUS GLOBAL SUSTAINABILITY FUND

Supplement to Prospectus dated December 15, 2008

The following information supersedes and replaces any contrary information contained in the section of the fund's prospectus entitled "Management-Investment Adviser."

The fund's primary portfolio manager is Jocelin A. Reed, CFA. Ms. Reed has been a primary portfolio manager of the fund since the fund's inception. She has been employed at Dreyfus as a portfolio manager since November 1997. She also is a director and senior portfolio manager for Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1996 when she joined Mellon Equity Associates LLP as a portfolio manager.

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